SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2006

 WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois   1-604   36-1924025
(State or other  (Commission File  (IRS Employer
jurisdiction of  Number)   Identification
incorporation)      Number)

200 Wilmot Road, Deerfield, Illinois    60015
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (847) 940-2500

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 27, 2006, Walgreen Co. issued a press release announcing financial results for the quarter ended February 28, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, Walgreen Co. also conducted a webcast and posted certain financial data on its website regarding results for the quarter ended February 28, 2006. A transcript of this webcast is attached hereto as Exhibit 99.2, and the financial data is attached hereto as Exhibit 99.3.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are being furnished as part of this Form 8-K:

Exhibit
Number   Description

Exhibit 99.1     Press Release issued by Walgreen Co., dated March 27, 2006, announcing the results for the quarter ended February 28, 2006.

Exhibit 99.2     Transcript of Walgreen Co.'s March 27, 2006 Webcast regarding the results for the quarter ended February 28, 2006.

Exhibit 99.3     Financial data of Walgreen Co. regarding the results for the quarter ended February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: March 29, 2006	By:	/s/ William M. Rudolphsen
Senior Vice President and Chief Financial Officer (Principal Financial Officer)